Commitments And Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
18.   COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases certain equipment, automobiles and other assets under cancelable and non-cancelable operating leases. Expenses associated with these leases totaled $638,000 and $439,000 in 2013 and 2012, respectively.

Included in these leases is a market-based, related-party lease which CSP assumed in conjunction with the business combination. CSP entered into the lease with an entity controlled by one of our stockholders for industrial-use property located in Bound Brook, New Jersey, U.S.A. The lease ends on August 31, 2016, with extension options available, and requires lease payments of $24,000 per month from September 1, 2011 through August 31, 2013. The monthly lease payment was adjusted to $30,000 per month beginning September 1, 2013 to reflect the changes of average cost per square foot as reported by Newmark Knight and Frank in their 2nd Quarter 2013 New Jersey Industrial Market Report, Average Asking Rate for Somerset County.

Future minimum lease payments under non-cancelable lease obligations at December 31, 2013 are as follows (all amounts in thousands):

Year Ending December 31,
2014	$687
2015	628
2016	483
2017	238
2018	59
Thereafter	0
$2,095

Legal

Civil Action No. 06-706 in Superior Court of the Commonwealth of Massachusetts

On January 23, 2006, before the Company owned CTI, the former owners of CTI (from whom CTI was purchased) (the “Former Owners”) acquired all of the outstanding capital stock of Omniglow Corporation (the “Transaction”) and changed the name of the company to Cyalume Technologies, Inc. Prior to, or substantially simultaneously with, the Transaction, CTI sold certain assets and liabilities related to Omniglow Corporation’s novelty and retail business to certain former Omniglow Corporation stockholders and management (“the Omniglow Buyers”). This was done because CTI sought to retain only the Omniglow Corporation assets and current liabilities associated with its government, military and safety business. During 2006, CTI and the Omniglow Buyers commenced litigation and arbitration proceedings against one another. Claims include breaches of a lease and breaches of various other agreements between CTI and the Omniglow Buyers. These proceedings are known as Civil Action No. 06-706 in Superior Court of the Commonwealth of Massachusetts (the “Court”).

On December 19, 2008, while Civil Action 06-706 was still unresolved, the Company acquired CTI (the “Acquisition”). According to the Stock Purchase Agreement between the Former Owners and the Company, the Former Owners retained the responsibility for paying for all costs and liabilities associated with Civil Action No. 06-706.

On July 18, 2011, CTI received an Order for Entry of Final Judgment in Civil Action No. 06-706 in which the Court awarded approximately $2.6 million in damages to Omniglow, LLC. Prejudgment interest at the rate of twelve (12%) percent per annum since the filing of the complaint in 2006 accrues on approximately $1.3 million of the damages. The Court also awarded Omniglow, LLC reimbursement of attorney fees and costs of approximately $235,000, on which interest at the rate of twelve (12%) percent per annum accrues beginning with the date of the final ruling.

On July 12, 2012, the Court issued an Amended Final Judgment and, on September 20, 2012, a Final Judgment. There were no changes to the previously described damage awards. In response, on October 17, 2012, the Company filed a Notice of Appeal and on August 2, 2013, the Company filed a Formal Appeal, which contains a number of bases for overturning the awards. Oral arguments were made by the parties before the Appellate Court during January of 2014. The Company can not determine when a decision will be rendered. The Company holds 625,139 shares of the Company’s common stock in escrow which may be applied against any damages up to the value of the shares upon conversion to cash.

The Company has appealed the final judgment and previously recorded a contingent legal obligation in the full amount of the final ruling (now approximately $4.0 million). Since the Former Owners (i) retained the responsibility for paying the costs and liabilities associated with Civil Action No. 06-706 and (ii) are related parties under U.S. GAAP due to their ownership interest in us and their membership on our board of directors, the Company previously recorded approximately $4.3 million, which includes the $3.6 million contingent legal obligation and other costs incurred while litigating Civil Action No. 06-706, within due from related party, net on the consolidated balance sheet as of September 30, 2013. The due from related party, net was offset by an allowance of approximately $3.7 million as of September 30, 2013, which was recorded on the provision for uncollectible receivable – related party line item on the Company’s consolidated statement of comprehensive loss. On November 19, 2013, a Release and Escrow Agreement was executed whereby the Company released affiliates of the Former Owners from being obligated on the costs and liabilities associated with Civil Action No. 06-706 in exchange for 625,139 shares of Cyalume stock placed in escrow (the “Escrowed Shares”). The Escrowed Shares provide the Company with a source of recovery with respect to any loss, liability or expenses incurred by the Company in connection with Civil Action No. 06-706. The Company reflected the value of the 625,139 Escrowed Shares at December 31, 2013 based upon the close price of Cyalume’s stock on December 31, 2013. The December 31, 2013 value of the Escrowed Shares is included within the other assets line item and approximately $4.0 million is included within the contingent legal obligation line item on the Company’s consolidated balance sheet as of December 31, 2013.

Demand for Arbitration by Former Employee

On December 22, 2011, CTI entered into a Stock Purchase Agreement (“SPA”) with Combat Training Solutions, Inc. (“CTS”) and Antonio Colon, the sole stockholder of CTS. Pursuant to the SPA, CTI purchased all of the issued and outstanding capital stock of CTS in return for consideration that included contingent consideration ranging from $0 to $5.75 million , which is based on CTS’ financial performance during the period of December 22, 2011 through December 31, 2013 (the “Measurement Period”). The SPA also contains provisions that if Mr. Colon is terminated without cause during the Measurement Period, then the maximum potential contingent consideration amount of $5.75 million becomes payable to Mr. Colon on the first business day after January 1, 2014.

On June 15, 2012, the Company received a copy of a demand for arbitration filed by Mr. Colon with the American Arbitration Association. The demand alleges, among other things, that CTI has constructively terminated Mr. Colon’s employment without cause and that Cyalume and CTI have breached certain provisions of the SPA. Mr. Colon seeks, among other things, payment of the maximum potential contingent consideration amount of $5.75 million, payment of salary, wages, bonuses and benefits pursuant to Mr. Colon’s employment agreement with CTI, and reimbursement of his attorneys’ fees and costs related to this matter. Management considered the allegations by Mr. Colon to be without merit and therefore no accrual was previously recorded for this matter.

On August 17, 2012, Mr. Colon filed suit in Federal Court and on September 11, 2012, he filed to have the arbitration withdrawn. In addition, on September 11, 2012, Mr. Colon chose to cease working for the Company.

CTI filed a Motion to Dismiss the Complaint in Federal Court and to compel the controversy to arbitration before the American Arbitration Association. The District Court for the District of Delaware held a hearing on January 23, 2013, at which it dismissed the Complaint in Federal Court without prejudice and indicated that the arbitration should proceed. On September 23, 2013, the parties entered into an agreement to resolve this matter, and a settlement agreement was signed on November 19, 2013. The executed settlement agreement calls for the Company to make a series of payments over five years to Mr. Colon in the amount of $215,000 annually, for a total of $1,075,000 pursuant to the Promissory Note executed on November 19, 2013. The Company also made a settlement payment of $275,000 on November 20, 2013 and transferred the land located in Colorado (this land was originally acquired by CTI in connection with the 2011 CTS acquisition) to JasperCo, LLC pursuant to the terms of the executed settlement agreement with Antonio Colon. The total legal settlement amount recorded in the Company’s accompanying consolidated statement of comprehensive loss for the twelve months ended December 31, 2013 incurred in connection with settling the matter described above was approximately $2.0 million and is comprised of the following: approximately $631,000 relating to the Colorado land transfer, approximately $63,000 accrued in connection for the tax burden incurred by JasperCo, LLC for the transfer of the Colorado land, a Promissory Note for $1,075,000 payable over five years and approximately $275,000 paid on November 20, 2013 in connection with the execution of the settlement agreement.

Agreement with Board Member

On October 1, 2009, the Company entered into an agreement with Selway Capital, LLC (“Selway”) that provides for (but is not limited to) the following services to be performed by Selway on the Company’s behalf:

•	Strategic development and implementation as well as consultation to the chief executive officer on a regular basis as per his reasonable requests;
•
Identifying strategic partners with companies with which Selway has relationships and access. In this connection, Selway will focus on building partnerships with companies in Israel, Singapore, India and Europe. The focus will be on the expansion of our munitions business;

•	Advise and support the Company’s investor relations strategy;
•	Advise and support future fund raising, including identifying sources of capital in the United States; and
•	Support the Company’s mergers and acquisitions strategy and play an active role in due diligence and analysis.

The agreement stipulates that these services would be performed by Yaron Eitan, an employee of Selway and a member of the Company’s Board of Directors, with assistance, as needed, from other employees of Selway. The agreement, which expired on October 1, 2012, was extended through December 31, 2013 and will terminate on March 31, 2014. Per the amendment to extend the agreement, Selway’s compensation for these services was reduced from $21,000 per month to $11,000 per month effective January 1, 2014. Selway is reimbursed for costs incurred specifically on the Company’s behalf for these services. Included within accrued expenses at December 31, 2013 is approximately $158,000 relating to Selway fees which are expected to be settled in shares of the Company’s common stock during 2014.